SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENT

In February 2016, the Group has entered into $12.3 million (approximate to RMB80 million), RMB denominated secured revolving credit facility granted by CCB(SZ) to VisionChina Media Group, scheduled to expire on February 21, 2017 (the “2016 CCB Facility”). The CCB Facility is secured by accounts receivable of VisionChina Media Group. The 2016 CCB Facility is available for general corporate working capital purposes at an interest rate in a range between 99.615% to 102.66% of the Loan Prime Rate in the PRC. The 2016 CCB Facility contains restrictive financial covenant of maintaining a leverage ratio of 65% by VisionChina Media Group. It is cancelable by CCB(SZ) if there is any material adverse change or failure to maintain satisfactory operations of VisionChina Media Group. Violation of such covenant could result in a default under the 2016 CCB Facility, which would permit the CCB(SZ) to terminate the 2016 CCB Facility available to the Group and require immediate repayment from the Group of any outstanding loans advanced under the 2016 CCB Facility.

On February 1, 2016, VisionChina Media Group has borrowed approximately $5.4 million (equivalent to RMB35,000,000) from a related party, Zhiye, for one month at an interest of 10% per annum and the borrowing was fully repaid on March 1, 2016.

In June 2016, CCB International (Shenzhen) Investment Co., Ltd. ("CCB International"), an independent third party, entered into a definitive Equity Subscription Agreement with the Group to inject approximately RMB150 million (equivalent to $22.6 million) in Shenzhen Qianhai. The proceeds were fully received on June 24, 2016. After the capital injection by CCB International, the percentage of ownership held by the Group in Shenzhen Qianhai was decreased from 69% to 62.8%. The capital injection did not result in change of control of Shenzhen Qianhai.